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                                                                  EXHIBIT 99.906

                                    SECTION 906 CERTIFICATION


      We, Kevin M. Landis, President, and Omar Billawala, Treasurer, of Firsthand Funds (the "registrant"), certify that:

      1. The report on Form N-CSR of the registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:   /s/ Kevin M. Landis
      -------------------------
      Kevin M. Landis
      President

Date: September 7, 2004
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By:   /s/ Omar Billawala
      -------------------------
      Omar Billawala
      Treasurer

Date: September 7, 2004
      -------------------------